PROSPECTUS SUPPLEMENT

January 18, 2019

Executive Benefits (COLI) VUL

Issued by

THE GUARDIAN INSURANCE & ANNUITY COMPANY, INC.

The following supplemental information should be read in conjunction with the Prospectus dated May 1, 2018 for Executive Benefits VUL, a variable life insurance policy (the “Policy”) issued by The Guardian Insurance & Annuity Company, Inc. (“GIAC”) through The Guardian Separate Account N.

At a meeting of the Board of Directors of AB Variable Products Series Fund, Inc. held on November 6-8, 2018, the Board approved the liquidation and termination of the AB VPS Real Estate Investment Portfolio (the “Liquidation”). The Portfolio expects to make liquidating distributions on or shortly after April 19, 2019 (currently anticipated to be April 24, 2019) and will convert its assets to cash shortly before this date (the “Liquidation Date”). Effective as of the close of business on the Liquidation Date, the Portfolio will no longer be an available investment option under your policy.

Prior to the Liquidation Date, you may change your premium payment allocations instructions and transfer your allocations of policy account value to any other available variable investment options, or the fixed rate option, offered under the terms of your contract. Any policy account value in the Policy that is allocated to the Portfolio at the close of business on the Liquidation Date will be transferred to the Fidelity VIP Government Money Market Portfolio (Service Class 2). For 30 days following the Liquidation Date, you may transfer a portion, or the entire amount, of your accumulation value transferred to Fidelity VIP Government Money Market Portfolio (Service Class 2) to any other available variable investment options, or the fixed rate option, free of charge. Transfers made due to the closure and liquidation of the Fund will not be counted with regard to the maximum number of free transfers and the limits on the number of transfers under your contract.

You may make changes to your investment allocations by submitting your written, electronic or telephone instructions in good order at our Customer Service Office at P.O. Box 26210, Lehigh Valley, Pennsylvania 18002 (regular mail) or 6255 Sterner’s Way, Bethlehem, Pennsylvania 18017 (overnight mail) or by calling 1-888-GUARDIAN (1-888-482-7342). If we receive your transfer request on a business day before the close of the New York Stock Exchange, generally 4:00 p.m. Eastern Time, you will receive that day’s unit values. If we receive your request on a business day after 4:00 p.m. or on a non-business day, you will receive the next business day’s unit values.

To obtain a copy of the prospectus for the Fidelity VIP Government Money Market Portfolio (Service Class 2) or any of the underlying funds for the variable investment options, please contact our Customer Service Office at the number listed above. Please refer to the fund’s prospectus for important information including fees and expenses. Please read the prospectus carefully before investing or sending money. Consider the fund’s investment objectives, risks, charges and expenses carefully before investing.

You will not incur any fees or charges or any tax liability because of the Liquidation. After the Liquidation you will receive a confirmation showing the transfer of accumulation value from the subaccount that invests in the Portfolio to the subaccount that invests in the Fidelity VIP Government Money Market Portfolio (Service Class 2).

Further, on and after the Liquidation Date, certain administrative programs will be impacted. Specifically:

•

Dollar Cost Averaging (DCA): If you are enrolled in a DCA program that includes the Portfolio, you may terminate your current allocation instructions and provide new allocation instructions at any time prior to the Liquidation Date. If you do not provide new allocation instructions, your enrollment will automatically be updated to replace the Portfolio with the Fidelity VIP Government Money Market Portfolio (Service Class 2) on the Liquidation Date.

•

Portfolio Rebalancing: If you are enrolled in Portfolio Rebalancing that includes the Portfolio, you may terminate your current instructions and provide new allocation instructions prior to the Liquidation Date. Unless you provide new instructions, amounts transferred pursuant to your current rebalancing instructions will continue to be transferred to the Portfolio until the Liquidation Date. If you do not provide new allocation instructions, your Portfolio Rebalancing will automatically be updated to replace the Portfolio with the Fidelity VIP Government Money Market Portfolio (Service Class 2) on the Liquidation Date.

•

Premium Allocation Instructions: If you have premium allocation instructions on file that include the Portfolio, you may change those allocation instructions by providing new allocation instructions at any time. Unless you provide new instructions, amounts allocated pursuant to your current allocation instructions will continue to be allocated to the Portfolio until the Liquidation Date. If you do not provide new allocation instructions, your premium allocation instructions will automatically be updated to replace the Portfolio with the Fidelity VIP Government Money Market Portfolio (Service Class 2) on the Liquidation Date.

You may provide new allocation instructions for DCA, portfolio rebalancing or premium payments at any time while your Policy is in force.

Except as set forth herein, all other provisions of the prospectus shall remain unchanged.

THIS SUPPLEMENT SHOULD BE RETAINED WITH THE PROSPECTUS FOR FUTURE REFERENCE